UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 21, 2006
MATRIXX INITIATIVES, INC.

(Exact Name of Registrant as Specified in Its Charter)
DELAWARE

(State or Other Jurisdiction of Incorporation)

001-31404	87-0482806

(Commission File Number)	(IRS Employer Identification No.)

4742 N. 24th Street, Suite 455 Phoenix, Arizona	85016

(Address of Principal Executive Offices)	(Zip Code)
(602) 385-8888

(Registrant’s Telephone Number, Including Area Code)
NONE

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     Federal Trade Commission Letter
     On March 21, 2006, the management of Matrixx Initiatives, Inc. (the “Company”) received a letter from the staff of the Federal Trade Commission’s East Central Region (Cleveland, Ohio office) (the “FTC”) notifying the Company that the FTC is conducting an inquiry into the Company’s advertising and promotional activities for the following products: Zicam® Cold Remedy Nasal Gel; Zicam® Cold Remedy Swabs; Zicam® Cold Remedy Swabs for Kids; Zicam® Cold Remedy RapidMelts; Zicam® Cold Remedy Chewables; and Zicam® Cold Remedy Oral Mist. The purpose of the inquiry is to determine whether the Company engaged in unfair or deceptive acts or practices in violation of the Federal Trade Commission Act. The FTC has requested that the Company provide the FTC with certain information on or before April 27, 2006. The Company is fully cooperating with the FTC and believes that its advertisements and promotional activities are accurate and comply with applicable laws and regulations in all material respects. The Company cannot predict the timeframe within which the FTC will review the requested information or respond to the Company following the Company’s submission of the information to the FTC.
     As previously reported, on March 10, 2005, the National Advertising Division (“NAD”) of the Council of Better Business Bureaus, an investigative arm of the advertising industry’s voluntary self-regulation program, issued a press release announcing the results of a review of the Company’s advertising claims. The NAD determined that the Company’s claims that its products, Zicam® Cold Remedy Nasal Gel and Zicam® Cold Remedy Swabs, resolve colds three times faster when taken at the first sign of a cold, that using the product results in a less severe cold, and the promise that these benefits are clinically proven, were substantiated by competent and reliable scientific evidence. See “FDA and Government Regulation” in Part I, Item 1 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 (the “2005 Form 10-K”).
     Arizona Product Liability Litigation
     As previously reported, on January 19, 2006, the Company entered into an agreement to settle claims made by most of the plaintiffs in the Arizona consolidated product liability litigation against the Company. In order for the settlement program to become active, at least 95% of the plaintiffs eligible to participate in the settlement program were required to deliver a written release of their claims against the Company by April 3, 2006. See “Legal Proceedings” in Item 3 of the 2005 Form 10-K. The plaintiffs’ attorneys have advised the Company that more than 95% of the eligible plaintiffs have agreed to participate in the settlement program and that the plaintiffs’ attorneys are in the process of obtaining the written releases.

SIGNATURES
          Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATRIXX INITIATIVES, INC.
(Registrant)

/s/ William J. Hemelt

William J. Hemelt
Executive Vice President, Chief Financial Officer and Treasurer
     Date:   April 3, 2006